Exhibit 10.7
FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Fourth Amendment”) is made as of the 9th day of December, 2014, by and between EMERYVILLE OFFICE, L.L.C., a Delaware limited liability company (“Seller”), and KBSIII TOWERS AT EMERYVILLE, LLC, a Delaware limited liability company (“Buyer”). In consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:
RECITALS
A.    Seller and KBS Capital Advisors LLC, a Delaware limited liability company (“Original Buyer”) are parties to that certain Purchase and Sale Agreement dated as of November 14, 2014, as amended by that certain First Amendment to Purchase and Sale Agreement dated as of December 3, 2014, that certain Second Amendment to Purchase and Sale Agreement dated as of December 5, 2015 and that certain Third Amendment to Purchase and Sale Agreement dated as of December 8, 2014, and as assigned by Original Buyer to Buyer pursuant to that certain Assignment and Assumption of Purchase Agreement, dated as of December 8, 2014 (as amended and assigned, the “Purchase Agreement”). All initially-capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement unless the context clearly indicates otherwise.
B.    Seller and Buyer have agreed to modify the terms of the Purchase Agreement as set forth in this Fourth Amendment.
NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intended to be legally bound, Seller and Buyer agree as follows:
1.Recitals. The Recitals set forth above are hereby incorporated herein by reference as if the same were fully set forth herein.
2.    Exhibits. Exhibit C-1 (Lease Schedule), Exhibit C-2 (Security Deposit Schedule) and Exhibit D (Operating Agreements Schedule) attached to the Purchase Agreement shall be, and hereby is, deleted and Exhibit C-1 (Lease Schedule), Exhibit C-2 (Security Deposit Schedule) and Exhibit D (Operating Agreements Schedule) attached hereto is hereby inserted in its place.
3.    Assumption of Operating Agreements. In accordance with Section 3.3 of the Purchase Agreement, Buyer hereby notifies Seller of its election to assume the Operating Agreements set forth on Exhibit D attached hereto (to the extent assignable and assumable as indicated on Exhibit D). All other Operating Agreements not assumed by Buyer shall be terminated by Seller at Closing.
4.    Credits for Tenant Inducement Costs, Leasing Commissions and Free Rent. Notwithstanding anything stated to the contrary in the Purchase Agreement, and in addition to any amounts to be credited to Buyer for Tenant Inducement Costs, leasing commissions, and “free rent” periods attributable to periods from and after the Closing Date under Section 4.5(b)(vii) and Section 4.5(e) of the Purchase Agreement (but without duplication of any of such amounts), Seller acknowledges and agrees that:
(A) Buyer shall be entitled to a credit at Closing towards the Purchase Price in an amount equal to the “free rent” periods attributable to periods from and after the Closing Date and Tenant Inducement Costs and leasing commissions in the amounts and for the tenants set forth in Exhibit E-1 attached hereto and made a part hereof to the extent the same have not been paid by Seller prior to Closing (and for any amounts actually paid for by Seller prior to the Closing Date, Seller shall deliver to Buyer prior to the Closing Date evidence reasonably satisfactory to Buyer that such amounts have been paid).
(B) To the extent leases for any tenant set forth on Exhibit E-2 is entered into by Seller prior to the Closing Date, Buyer shall be entitled to a credit at Closing towards the Purchase Price in an amount equal to the “free rent” periods attributable to periods from and after the Closing Date and all Tenant Inducement Costs and leasing commissions which become due and payable as a result of the entering of such lease (which credits shall be based on the actual amounts reflected in the executed leases, and not the amounts set forth in Exhibit E-2) to the extent the same have not been paid by Seller prior to Closing (and for any amounts actually paid for by Seller prior to the Closing Date, Seller shall deliver to Buyer prior to the Closing Date evidence reasonably satisfactory to Buyer that such amounts have been paid). To the extent leases for any tenant set forth on Exhibit E-2 have not been entered into by Seller prior to the Closing Date, Buyer shall be entitled to a credit at Closing towards the Purchase Price in an amount equal to the “free rent” reflected in Exhibit E-2 attached hereto and made a part hereof, together with a credit for the Tenant Inducement Costs and leasing commission for such tenants in the amounts set forth in Exhibit E-2 attached hereto and made a part hereof.

5.    Expiration of Inspection Period. Buyer hereby waives its right to terminate the Purchase Agreement under Section 3.2 of the Purchase Agreement, and, therefore, Buyer shall be obligated to acquire the Property in accordance with, and subject to, the provisions of the Purchase Agreement.
6.    Effectiveness of Agreement. Except as modified by this Fourth Amendment, all the terms of the Purchase Agreement shall remain unchanged and in full force and effect.
7.    Counterparts. This Fourth Amendment may be executed in counterparts, and all counterparts together shall be construed as one document.
8.    Telecopied/Emailed Signatures. A counterpart of this Fourth Amendment that is signed by one party to this Fourth Amendment and telecopied/emailed to the other party to this Fourth Amendment or its counsel (i) shall have the same effect as an original signed counterpart of this Fourth Amendment, and (ii) shall be conclusive proof, admissible in judicial proceedings, of such party’s execution of this Fourth Amendment.
9.    Successors and Assigns. All of the terms and conditions of this Fourth Amendment shall apply to benefit and bind the successors and assigns of the respective parties.

IN WITNESS WHEREOF, Seller and Buyer have entered into this Fourth Amendment as of the date first above stated.
[SIGNATURES ON NEXT PAGE]

“SELLER”
EMERYVILLE OFFICE, L.L.C.,
a Delaware limited liability company

By:     EMERYVILLE OFFICE HOLDINGS, L.L.C.,
a Delaware limited liability company,
its Sole Member and Manager

By:    LBA RIV-Company III, LLC,
a Delaware limited liability company,
its Operating Member

By:    LBA REIT IV, LLC,
a Delaware limited liability company
its sole Member and Manager

By:    LBA Realty Fund IV, L.P.,
a Delaware limited liability partnership,
its Sole Manager

By:    LBA Management Company, IV, LLC,
a Delaware limited liability company,
its General Partner

By:    LBA Realty LLC,
a Delaware limited liability company,
its Manager

By:    LBA Inc.,
a California corporation,
its Managing Member

By:	/s/ Steven R. Layton
Name:	Steven R. Layton
Title:	Authorized Signatory

“BUYER”
KBSIII TOWERS AT EMERYVILLE, LLC,
a Delaware limited liability company

By:    KBSIII REIT ACQUISITION XXI, LLC,
a Delaware limited liability company,
its sole member

By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

Exhibit C-1

Lease Schedule

(Attached)

Exhibit C-1

LEASE SCHEDULE

TOWER I (1900 POWELL STREET)		
Suite	**Tenant**	**Lease Documents**
115	Specialty's Café & Bakery, Inc.	Retail Lease dated 5/17/11 Letter of Understanding dated 6/21/11
120	Medical Evaluation Specialists, a California corporation	Office Lease dated 3/21/03 Commencement Letter dated 6/13/03 Sublease Agreement dated 1/2008 Consent to Sublease dated 2/4/ 2008 First Amendment to Lease dated 4/21/10 Landlord's Consent and Agreement of Sublease dated 6/13/2010 Second Amendment to Lease dated 9/1/11 Third Amendment to Lease dated 3/1/13
130/135	ABM Services, Inc., a California corporation	Limited License dated 3/11/13
150	NNE Pharmaplan, Inc., a North Carolina corporation	Office Lease dated 11/30/12 Notice of Lease Term Dates dated 4/16/13
200/250	E2 Consulting Engineers, Inc., a California corporation	Office Lease dated 11/22/89 First Amendment dated 1/9/91 Second Amendment dated 12/17/93 Third Amendment dated 3/28/94 Fourth Amendment dated 12/31/96 "Extension Agreement"Fifth Amendment dated 8/5/99 Sixth Amendment dated 12/13/02 Commencement Letter dated 2/10/03 Seventh Amendment dated 11/27/07 Eighth Amendment dated 7/1/10 Ninth Amendment dated 8/1/11 Notice of Lease Term Dates dated 12/6/11 Tenth Amendment dated 3/29/13
265	Sutter Health, a California nonprofit public benefit corporation	Office Lease dated 7/9/07 Commencement Letter dated 9/4/07 First Amendment dated 2/26/10 Second Amendment dated 8/29/11 Third Amendment dated 8/17/12 Fourth Amendment dated 6/9/14
285	Lincus, Inc., an Arizona corporation	Office Lease dated 5/21/12 Notice of Lease Term Dates dated 6/18/12 First Amendment dated 6/18/14

420	Credence ID, LLC, a Delaware limited liability company	Office Lease dated 5/1/14 NOLT dated 7/8/14
440	Maxim Healthcare Services, Inc., a Maryland corporation	Office Lease dated 9/20/02 Commencement Letter dated 1/10/03 First Amendment dated 9/21/05 Second Amendment dated 8/24/06 Third Amendment dated 9/21/11
450	Hyde Engineering + Consulting, Inc., a Colorado corporation	Office Lease dated 10/18/12 Notice of Lease Term Dates dated 2/7/13
460	Ark Studio West, Inc., a California corporation	Office Lease dated 9/13/13 Notice of Lease Term Dates dated 10/3/13
470	Macks Craic, Inc., a California corporation, d/b/a Macks	Office Lease dated 9/19/06 Extension Letter dated 10/1/09 Extension Letter dated 11/30/09 First Amendment dated 1/1/12
600	RGN-Emeryville I, LLC, a Delaware limited liability company	Office Lease dated 12/21/12 Notice of Lease Term Dates dated 12/10/13
700	M.A.C. Cosmetics Inc., a California corporation	Office Lease dated 8/30/06 Commencement Letter dated 4/3/07
750	Adamas Pharmaceuticals, Inc., a Delaware corporation (formerly known as Neuromolecular Pharmaceuticals, In.)	Office Lease dated 10/25/06 First Amendment dated 4/29/09 Second Amendment dated 1/18/11 Third Amendment dated 6/17/11 Fourth Amendment dated 1/31/13 Fifth Amendment dated 5/23/14
820	Forefront Telecare, Inc., a Delaware corporation	Office Lease dated 10/30/09 Commencement Letter dated 12/1/09 First Amendment dated 11/9/12 Notice of Lease Term Dates dated 12/3/13
840	Witt/Kieffer, Ford, Hadelman, Lloyd Corp., a Delaware corporation	Office Lease dated 12/23/92 First Amendment dated 1/28/98 Second Amendment dated 12/20/02 Third Amendment dated 1/7/06 Fourth Amendment dated 12/17/08 Fifth Amendment dated 5/21/12 Notice Letter dated 11/26/12
890	American Trash Management, Inc., a California corporation	Office Lease dated 6/6/12 Lease does not show a date. Notice of Lease Term Date dated 11/19/13
900/1000/ 1100/1200	American Automobile Association of Northern California, Nevada & Utah, a California non-profit mutual benefit corporation	Office Lease dated 7/22/11 Letter of Understanding dated 12/20/11 Temporary License dated 3/22/13

140/300/400/475/480	Sutter Visiting Nurse Association and Hospice, a California not-for-profit public benefit corporation	Office Lease dated 12/18/92 First Amendment dated 11/23/93 Second Amendment dated 3/14/94 Third Amendment dated 4/10/95 Fourth Amendment dated 6/6/95 Fifth Amendment dated 6/6/95 Partial Lease Termination dated 5/31/96 Sixth Amendment dated 8/12/98 Article of Incorporation dated 9/22/00 Partial Lease Termination dated 9/17/99 Seventh Amendment dated 11/15/02 Commencement Letter dated 3/10/03 Eighth Amendment dated June 2003 Sublease Termination dated 8/22/03CPI Rent Increase Letter dated 8/9/04 Ninth Amendment dated 12/17/04 Tenth Amendment dated 3/3/05 Eleventh Amendment dated 7/15/10 Twelfth Amendment dated 11/19/10 Thirteenth Amendment dated 3/28/13
N/A	Captivate Network, a division of Gannett Satellite Information Network, Inc.	Media Service Agreement dated 1/1/11
N/A	Pacific Bell Telephone Company, a California corporate, doing business as AT&T California	Telecommunications License Agreement dated 10/28/13

TOWER II (2200 POWELL STREET)		
Suite	**Tenant**	**Lease Documents**
150/700/765 /795	Environ International Corporation, a Virginia corporation	Office Lease dated 12/13/11 First Amendment dated 3/21/12 Notice of Lease Term Dates dated 7/18/12 Storage Space License Agreement dated 3/23/12
1125-1175	Caltrop Corporation, a California corporation	Office Lease dated 5/1/08 First Amendment dated 10/30/12
100/120	Centre for Neuro Skills - S.F., a California corporation	Office Lease dated 6/8/2011 Notice of Lease Term Dates dated 9/7/12 First Amendment dated 3/14/14 Limited License for Temporary Use of Unleased Space dated 12/1/11 Notice of Lease Term Dates dated 10/6/14
105	Bank of Alameda, a California corporation	Office Lease dated 11/26/01 Commencement Letter dated 1/22/02 First Amendment dated 9/1/06 Second Amendment d ated 12/19/11 Third Amendment dated 12/5/12 Assignment and Assumption of Lease dated 11/29/13
200	Wood Warren & Co., LP, a California limited partnership	Office Lease dated 11/30/99 First Amendment dated 9/8/03 Commencement Letter dated 10/30/03 Second Amendment dated 1/14/09 Commencement Letter dated 3/16/09 Third Amendment dated 11/27/12
205	Pay Governance LLC, a Florida limited liability company	Initial Lease dated 8/23/11 Notice of Lease Term Dates dated 11/8/11
210	Telestream, Inc., a Delaware corporation	Office Lease dated 1/19/12
220/460/470	Confirmit, Inc., a Delaware corporation	Office Lease dated 11/7/01 Commencement Letter dated 11/15/01 First Amendment dated 3/7/03 Second Amendment dated 4/20/04 Third Amendment dated 8/31/06 Fourth Amendment dated 2/28/11 Fifth Amendment dated 4/29/14 Sixth Amendment dated 7/03/14
300	GXS, Inc., a Delaware corporation	Office Lease dated 8/27/13 Notice of Lease Term Dates dated 12/9/13
310	Go Smile, a Delaware corporation	Office Lease dated 4/23/13 Notice of Lease Term Dates dated 9/16/13

330	Moka5, Inc., a Delaware corporation	Office Lease dated 8/29/13 Notice of Lease Term Dates dated 12/3/13
350	Ruiz & Sperow, L.L.P., a California limited liability partnership	Initial Lease dated 3/17/99 First Amendment dated 1/29/04 Second Amendment dated 7/14/04 Third Amendment dated 8/20/08 Fourth Amendment dated 3/10/10 Commencement Letter dated 9/27/04 FastOffice Space License Agreement dated 8/2/04 Fifth Amendment dated 5/31/11 Sixth Amendment dated 9/20/12 Seventh Amendment dated 9/9/13
370	Sympro, Inc., a California corporation	Office Lease dated 5/22/00 Continuing Lease Guaranty dated 6/13/00 First Amendemnt dated 8/21/07 Extension Letter dated 4/25/08 Second Amendment and Consent to Change of Control dated (1/22/09) Commencement Letter dated 5/19/09 Application of Credit letter dated 5/19/09 support found in file. Third Amendment dated as of January 22, 2013
430	OSKR, LLC,a California limited liability company	Office Lease dated 3/2/09 Commencement Letter dated 3/16/09 First Amendment dated 4/26/13
440	Robert A. Heimbucher, an individual, and Kevin A. Anderson, an individual	Office Lease dated 12/27/01 First Amendment dated 9/26/06 Second Amendment dated 11/7/11 Third Amendment dated 7/10/14 Commencement Letter dated 2/25/02 Commencement Letter dated 2/21/07
450	Dura Chemicals, Inc., a Delaware corporation	Office Lease dated 3/29/10 Confirmation of Term Commencement Date 6/16/10
500	Stat Revenue, Inc., a California corporation	Office Lease dated 7/26/11 Notice of Lease Term Dates dated 9/14/11 First Amendment 8/25/14
510	Silicon Valley Technical Staffing, a California corporation	Office Lease dated 7/2/98 First Amendment 11/15/02 Second Amendment 7/22/04 Third Amendment 8/26/05 Fourth Amendment 7/1/09 Commencement Letter 2/12/03

515	Beghou Consulting, Inc., an Illinois corporation	Office Lease dated 1/11/08 First Amendment 7/16/12 Second Amendment 8/13/13 Notice of Lease Term Dates dated 1/14/14
600	Exponential Interactive, Inc., a Delaware corporation (extension approved through 1/31/15)	Office Lease dated 7/26/06 First Amendment 8/29/11 Termination Agreement dated 10/10/14 Commencement Letter dated 2/21/07
600	Tanium, Inc., a Delaware corporation	Office Lease dated 10/10/14
740	Law Office of John F. Prentice, Inc., a California corporation, doing business as John F. Prentice & Associates, Inc.	Office Lease dated 6/30/04 Guaranty of Lease dated 6/30/04 First Amendment dated 3/25/09 Second Amendment dated 3/28/12 Notice to Vacate dated 9/30/14
800	Dohmen Safety, LLC, a Wisconsin limited liability company	Office Lease dated 12/18/12 Notice of Lease Term Dates dated 5/22/13
900	Rocket Software, Inc., a Delaware corporation	Office Lease dated 10/31/13 Notice of Lease Term Dates dated 4/23/14
925	Weiss Realty and Capital LLC, a Delaware limited liability company	Office Lease dated 11/23/10 Lease Guaranty dated 12/13/10 First Amendment to Lease dated October 31, 2013 Notice of Lease Term Dates dated 5/16/11
990	Morris and Morris, Certified Public Accountants, a California general partnership	Office Lease dated 4/30/09 Commencement Letter dated 9/3/10
1000	Industrial Employers and Distribution Association, a California on-profit corporation	Office Lease dated 6/27/90 Addendum to Lease dated 6/27/90 First Amendment dated 5/28/96 Second Amendment dated 4/4/01 Third Amendment dated 12/3/07 Commencement Letter dated 12/27/07 Fourth Amendment dated 2/16/12 Commencement Letter dated 3/21/08

1010	Pinpoint Research Group International, Inc., a California company	Initial Lease dated 9/19/88 Addendum to Lease dated 9/19/88 Lease Guaranty dated 9/19/88 First Amendment dated 7/21/92 Second Amendment dated 12/23/98 Assignment of Lease dated 4/5/03 Third Amendment dated 4/17/03 Landlord Consent to Sublease dated 5/13/03 Commencement Letter dated 6/30/08 Fourth Amendment dated 4/28/08 Fifth Amendment dated 8/5/14 Notice of Lease Term Dates dated 10/2/14
1025	Human Synergistics, Inc., a Michigan corporation	Office Lease dated 6/5/07 First Amendment dated 3/1/12 Notice of Lease Term Dates dated 10/30/12
1070	CRMantra, Inc., a California corporation	Office Lease dated 7/26/13 Notice of Lease Term Dates dated 10/3/13
1080	Brennan & Associates Risk Management and Insurance Services, Inc., a California corporation	Office Lease dated 10/24/07 Commencement Letter dated 1/16/08 First Amendment dated 4/14/11 Notice of Lease Term Dates dated 7/29/11
1090	Michael Steele Accountancy Corporation ("Steele") and N2CON, Inc., a California corporation ("N2Con") collectively, jointly and severally	Office Lease dated 10/8/10 Notice of Lease Term Dates dated 5/5/11 Guaranty of Lease dated 10/8/10

1220 11th/12th Floors	Berkeley Research Group, LLC, a Nevada corporation	Office Lease dated 1/28/99 First Amendment dated 3/4/02 Second Amendment dated 11/5/03 Commencement Letter dated February 27, 2004 Third Amendment dated 12/31/06 Fourth Amendment dated 6/3/10 Fifth Amendment dated 9/30/10 Sixth Amendment dated 5/9/11 Seventh Amendment dated 2/26/13 Eigth Amendment dated 8/12/14 Assignment and Assumption of Lease dated 6/3/10 Landlord Consent to Sublease dated 2/22/10 Landlord Consent to Assignment dated 6/3/10 Limited License for Temporary Use of Space dated 4/15/11 Confirmation of Relocation Date dated 7/21/10 Commencement Letter dated 5/20/02 Notice of Lease Term Dates dated 12/21/11 Notice of Lease Term Dates dated 1/21/14
N/A	Pacific Bell Telephone Company, a California corporate, doing business as AT&T California	Telecommunications License Agreement dated 10/28/13
1035	Trutag Technologies, Inc	Office Lease dated November 2014

TOWER III (2000 POWELL STREET)		
Suite	**Tenant**	**Lease Documents**
1300/1500	Gracenote, Inc., a Delaware corporation	Office Lease dated 5/12/03 Commencement Letter dated 7/25/03 First Amendment dated 8/6/04 Commencement Letter dated 10/25/04 Second Amendment dated 1/9/06 Commencement Letter dated 4/26/06 Third Amendment dated 2/28/07 Fourth Amendment dated 3/31/09 Fifth Amendment dated 7/15/09 Sixth Amendment dated 12/17/09 Lease Guaranty dated 12/22/09 Confirmation of 15th Floor Access Date dated 1/10/10 Confirmation of Certain Key Dates dated 8/18/10 Lease Guaranty dated 1/31/14
100	LBA Realty LLC, a Delaware limited liability company	Office Lease dated 8/16/11
110	Why Cook, Inc., a California corporation	Office Lease dated 8/15/14
115	Summit Bank, a California banking corporation	Office Lease dated 9/1/89 First Amendment dated 12/31/92 Second Amendment dated 1/31/96 Third Amendment dated 12/21/98 Fourth Amendment dated 12/14/01 Fifth Amendment dated 5/26/06 Sixth Amendment dated 11/28/11
125	Law Offices of Semha Alwaya, a professional corporation ("Tenant"), and Semha Alwaya, individually, dba Law Offices of Semha Alwaya	Office Lease dated 8/14/06 First Amendment dated 5/4/09 Assignment and Assumption of and Second Amendment dated 12/12/11
140	Wellbound of Emeryville, LLC, a Delaware limited liability company	Office Lease dated 8/31/04 Lease Assignment & Assumption Agmt dated as of Sept 9, 2010 First Amendment dated 11/11/04 Second Amendment dated 8/12/05 Third Amendment dated 10/1/10

200	Sutter Connect, LLC, a California limited liability company, dba Sutter Physician Services	Office Lease dated 12/22/04 First Amendment dated 1/11/07 Commencement Letter dated 8/17/07 Second Amendment dated 1/8/09 Commencement Letter dated 3/16/09 Month to Month Letter dated 1/27/10 [there is no Third Amendment] Fourth Amendment dated 7/1/10
300	ZipRealty, Inc., a Delaware corporation	Office Lease dated 11/28/01 Equipment Lease dated 11/28/01 Commencement Letter dated 1/17/02 First Amendment dated 3/22/02 Landlord Consent to Merger dated 8/5/04 Second Amendment dated 2/15/05 Third Amendment dated 11/30/05 Fourth Amendment dated 7/29/11
400	Wells Fargo Bank, N.A., a national banking association	Office Lease dated 6/9/99 First Amendment dated 5/5/03 Second Amendment dated 7/17/08 Commencement Letter dated 12/1/08 Third Amendment dated 1/14/13
500	Mr. Copy, Inc., a California corporation	[vacated – no longer a tenant]
510	Competition Economics LLC, A California limited liability company	Office Lease dated 4/28/10 First Amendment dated 10/25/11 Second Amendment dated 11/25/14
520	Principal Life Insurance Company, an Iowa corporation	Office Lease dated 1/28/11 Notice of Lease Term Dates dated 4/13/11
530	Nanoshift LLC, a California limited liability company	Office Lease dated 12/1/10 First Amendment dated 1/27/14
540	Certified Business Service/Unlimited, Inc.,	Office Lease dated 10/26/98 Commencement Letter dated 3/18/99 First Amendment dated 6/30/03 Commencement Letter dated 8/21/03 Second Amendment dated 12/10/08 Third Amendment dated 10/1/11
550	Vali Cooper & Associates, Inc., a California corporation	Office Lease dated 9/26/12 Notice of Lease Term Dates dated 4/9/13

600	Scientific Certification Systems, Inc., a California corporation	Office Lease dated 6/6/02 Commencement Letter dated 9/11/02 First Amendment dated 1/7/06 Commencement Letter dated 3/23/06 Second Amendment dated 3/11/08 Commencement Letter dated 5/5/08 Third Amendment dated 3/30/09 Fourth Amendment dated 10/30/09 Fifth Amendment dated 6/25/10 Sixth Amendment dated 7/30/10
700	Arcadis U.S., Inc., a Delaware corporation	Office Lease dated 8/21/03 First Amendment dated 12/7/06 Second Amendment dated 4/7/09 Third Amendment dated 10/14/10 Commencement Letter dated 5/11/12
800	Oto Bailey Fukumoto & Mishima, Inc., a California corporation	Office Lease dated 5/15/08 Commencement Letter dated 1/8/09 First Amendment dated 3/5/13 Notice of Lease Term Dates dated 9/12/13
820	The Variable Annuity Life Insurance Company, a Texas corporation	Office Lease dated 5/11/06 Commencement Letter dated 7/18/06 First Amendment dated 4/22/11
830	Alta Bates Medical Group, Inc., a California corporation	Office Lease dated 10/30/08 Commencement Letter dated 1/5/09 First Amendment dated 12/30/10
850/860	OnPoint Analytics, Inc., a California corporation	Office Lease dated 10/29/04 Commencement Letter dated 11/11/04 First Amendment dated 8/15/06 Second Amendment dated 10/14/09 Commencement Letter dated 3/9/10 Third Amendment dated 5/3/12 Fourth Amendment 8/16/14
900	Foran Glennon Palandech Ponzi & Rudloff P.C., an Illinois professional corporation	Office Lease date 12/23/99 Commencement Letter dated 6/8/00 First Amendment dated 11/20/03 Second Amendment dated 5/31/10 Assignment and Assumption dated 5/31/10 Landlord's Consent and Agreement of Assignment dated 5/31/10 Third Amendment 9/30/14
920	Montezuma Wetlands LLC, a California limited liability company	Office Lease dated 3/18/11 Notice of Lease Term Dates dated 7/18/11

930	Interfunds, Inc., a California corporation	Office Lease dated 10/31/12 Notice of Lease Term Dates dated 4/16/13
970	Data Driven Decisions, Inc., a California corporation, dba 3D Group	Office Lease dated 10/27/09 Commencement Letter dated 2/16/10
1100	The Regents of the University of California, a California corporation	Office Lease dated 9/30/13 Notice of Lease Term Dates dated 1/31/14
1240	Devon Self Storage Holdings (US) LLC, a Delaware limited liability company	Office Lease dated 11/21/94 First Amendment dated 10/9/98 Partial Lease Termination dated 10/6/00 Second Amendment dated 8/28/02 Commencement Letter dated 10/8/02 Third Amendment dated 10/25/05 Fourth Amendment dated 4/23/10 Fifth Amendment dated 7/29/14
1250	The McLean Group, LLC, a limited liability company in the Commonwealth of Virginia	Office Lease dated 7/17/14 NOLT dated 9/8/14
1260	Kenneth Mark Dychtwald & Madelyn Dychtwald, collectively and individually, jointly and severally	Office Lease dated 6/15/10 Confirmation of Term Commencement Date dated 8/17/10 First Amendment dated 12/3/13 Notice of Lease Term Dates dated 5/13/14
1280	Commercial Real Estate Service, a California partnership	Office Lease date 3/19/90 First Amendment dated 12/20/94 Second Amendment dated 2/7/00 Third Amendment 1/12/10
1286	Amitai Schwartz, an individual	Office Lease date 2/6/02 First Amendment dated 4/7/03 Second Amendment dated 6/26/06 Third Amendment 7/31/10
1290	Malcolm Roberts, an individual, dba Roberts & Co., CPAs	Office Lease dated 10/26/09 Commencement Letter dated 2/16/10
1425	Bishop Barry Drath, a California professional corporation	Office Lease dated 11/4/98 First Amendment dated 6/20/02 Commencement Letter dated 12/10/02 Second Amendment dated 6/3/05 Third Amendment dated 6/24/05 Fourth Amendment dated 6/1/06 Fifth Amendment dated 3/10/10 Landlord Consent and Agreement of Sublease dated 7/12/10 Landlord Consent dated and Agreement of Sublease 4/1/12

1600	Carlson Quinn, Inc., a California corporation	Office Lease dated 2/4/97 Commencement Letter dated 4/18/97 First Amendment dated 11/10/99 Expansion Letter dated 1/13/00 Second Amendment dated 7/23/04 Extension Letter dated 10/26/09 Third Amendment dated 11/23/09 Fourth Amendment dated 5/30/14
1605	Janet L. Dobrovolny, an individual	Office Lease date 3/28/02 First Amendment dated 1/16/07 Second Amendment dated 5/1/12
1650/1655	Wiss, Janney, Elstner Associates, Inc., an Illinois corporation	Office Lease date 5/22/09 Commencement Letter dated 3/10/10 First Amendment dated 4/10/10 Second Amendment dated 11/22/13 Notice of Lease Term Dates dated 3/17/14 Third Amendment 10/9/14
N/A	Captivate Network, a division of Gannett Satellite Information Network, Inc.	Media Service Agreement dated 1/1/11
N/A	Pacific Bell Telephone Company, a California corporate, doing business as AT&T California	Telecommunications License Agreement dated 10/28/13
1203	Zuk & Associates Insurance Services Inc.	Office Lease dated 11/12/14

Exhibit C-2

Security Deposit Schedule

(Attached)

TOWER I (1900 POWELL STREET)				
Suite	Tenant	Security Deposit (Cash)	Security Deposit (L/C)	Comments
115	Specialty's Café & Bakery, Inc.	$ 8,000.00	$ -	
120	Medical Evaluation Specialists, a California corporation	$ 6,244.46	$ -	
150	NNE Pharmaplan, Inc., a North Carolina corporation	$ 4,537.24	$ -	
250	E2 Consulting Engineers, Inc., a California corporation	$ 12,982.00	$ -	
265	Sutter Health, a California nonprofit public benefit corporation	$ 6,719.26	$ -	
285	Lincus, Inc., an Arizona corporation	$ 4,768.35	$ -	
420	Credence ID, LLC, a Delaware limited liability company	$ 5,196.90	$ -	
450	Hyde Engineering + Consulting, Inc., a Colorado corporation	$ 6,979.00	$ -	
460	Ark Studio West, Inc., a California corporation	$ 8,755.20	$ -	
470	Macks Craic, Inc., a California corporation, d/b/a Macks	$ 3,901.33	$ -	
700	M.A.C. Cosmetics Inc., a California corporation	$ 13,500.00	$ -	
750	Adamas Pharmaceuticals, Inc., a Delaware corporation	$ 37,652.29	$ -	
820	Forefront Telecare, Inc., a Delaware corporation	$ 7,765.78	$ -	
840	Witt/Kieffer, Ford, Hadelman, Lloyd Corp., a Delaware corporation	$ 5,008.08	$ -	
890	American Trash Management, Inc., a California corporation	$ 5,546.52	$ -	
140/300/400/ 475/480	Sutter Visiting Nurse Association and Hospice, a California not-for-profit public benefit corporation	$ 44,874.51	$ -

TOWER II (2200 POWELL STREET)				
Suite	Tenant	Security Deposit (Cash)	Security Deposit (L/C)	Comments
150/700/765/795	Environ International Corporation, a Virginia corporation	$ 39,426.40	$ -	
1125	Caltrop Corporation, a California corporation	$ 15,000.00	$ -	
100/130	Centre for Neuro Skills - S.F., a California corporation	$ 56,823.12	$ -	
105	Bank of Alameda, a California corporation	$ 4,200.00	$ -	
200	Wood Warren & Co., LP, a California limited partnership	$ 10,734.54	$ -	
205	Pay Governance LLC, a Florida limited liability company	$ 10,853.24	$ -	
210	Telestream, Inc., a Delaware corporation	$ 5,968.08	$ -	
220/460/470	Confirmit, Inc., a Delaware corporation	$ 10,835.20	$ -	
300	GXS, Inc., a Delaware corporation	$ 14,625.44	$ -	
310	Go Smile, a Delaware corporation	$ 10,042.94	$ -	
330	Moka5, Inc., a Delaware corporation	$ 9,328.55	$ -	
370	Sympro, Inc., a California corporation	$ 5,000.00	$ -	
430	OSKR, LLC,a California limited liability company	$ 30,479.53	$ -	
440	Robert A. Heimbucher, an individual, and Kevin A. Anderson, an individua	$ 5,800.00	$ -	
450	Dura Chemicals, Inc., a Delaware corporation	$ 7,269.30	$ -	
500	Stat Revenue, Inc., a California corporation	$ 24,231.54	$ -	Security Deposit was not reduced per Article 6 of its Lease; Tenant has never defaulted.
510	Silicon Valley Technical Staffing, a California corporation	$ 8,910.04	$ -	
515	Beghou Consulting, Inc., an Illinois corporation	$ 13,977.10	$ -	
600	Exponential Interactive, Inc., a Delaware corporation (expires 1/31/15)	$ 52,414.35	$ -	
600	Tanium, Inc., a Delaware corporation	$ 75,000.00	$ -	Deposit received
740	Law Office of John F. Prentice, Inc., a California corporation	$ 4,400.00	$ -	
800	Dohmen Safety, LLC, a Wisconsin limited liability company	$ 75,523.00	$ -	Tenant has overpaid its security deposit by $17,500; this amount was never returned or credited to Tenant. Seller will transfer to the Buyer in escrow for return to Tenant.
900	Rocket Software, Inc., a Delaware corporation	$ 25,886.00	$ -	
925	Weiss Realty and Capital LLC, a Delaware limited liability company	$ 41,900.00	$ -	
990	Morris and Morris, Certified Public Accountants, a California general partnership	$ 2,427.15	$ -	
1000	Industrial Employers and Distribution Association, a California on-profit corporation	$ 23,350.68	$ -	
1025	Human Synergistics, Inc., a Michigan corporation	$ 5,269.36	$ -	
1035	TruTag Technologies Inc.	$ 15,109.00	$ -	Tenant's deposit being processed
1070	CRMantra, Inc., a California corporation	$ 5,221.81	$ -	
1080	Brennan & Associates Risk Management and Insurance Services, Inc., a California corporation	$ 6,238.75	$ -	Tenant's security deposit was reduced prior to current ownership; due to good payment history and tenant relations, deposit was not restored. Also, Tenant previously acknowledged through prior Estoppel (Attached) that the security deposit on record is $6,238.75. Recently issued Estoppel needs to be changed to reflect corrected amount and re-issued to tenant.
1090	Michael Steele Accountancy Corporation	$ 2,300.00	$ -	
1220	Berkeley Research Group, LLC, a Nevada corporation	$ 84,800.00	$ -

TOWER III (2000 POWELL STREET)				
Suite	Tenant	Security Deposit (Cash)	Security Deposit (L/C)	Comments
110	Why Cook, Inc., a California corporation	$ 3,500.00	$ -	
125	Law Offices of Semha Alwaya	$ 4,600.00	$ -	
140	Wellbound of Emeryville, LLC, a Delaware limited liability company	$ 7,000.00	$ -	
200	Sutter Connect, LLC, a California limited liability company, dba Sutter Physician Services	$ 24,000.00	$ -	
300	ZipRealty, Inc., a Delaware corporation (letter of credit)	$ -	$ 120,000.00	
510	Competition Economics LLC, A California limited liability company	$ 7,698.00	$ -	
530	Nanoshift LLC, a California limited liability company	$ 3,000.00	$ -	
540	Certified Business Service/Unlimed, Inc.,	$ 25,674.00	$ -	
550	Vali Cooper & Associates, Inc., a California corporation	$ 19,204.25	$ -	
600	Scientific Certification Systems, Inc., a California corporation	$ 58,106.62	$ -	
700	Arcadis U.S., Inc., a Delaware corporation	$ 62,318.10	$ -	
800	Oto Bailey Fukumoto & Mishima, Inc., a California corporation	$ 27,888.75	$ -	
830	Alta Bates Medical Group, Inc., a California corporation	$ 25,427.20	$ -	
850/860	OnPoint Analytics, Inc., a California corporation	$ 21,365.44	$ -	
900	Foran Glennon Palandech Ponzi & Rudloff P.C., an Illinois professional corporation	$ 24,501.52	$ -	
920	Montezuma Wetlands LLC, a California limited liability company	$ 8,524.84	$ -	
930	Interfunds, Inc., a California corporation	$ 6,520.92	$ -	
970	Data Driven Decisions, Inc., a California corporation, dba 3D Group	$ 6,370.00	$ -	
1203	C.L. Zuk & Associates Insurance Services	$ 4,636.82	$ -	
1240	Devon Self Storage Holdings (US) LLC, a Delaware limited liability company	$ 5,878.00	$ -	
1250	The McLean Group, LLC, a limited liability company in the Commonwealth of Virginia	$ 2,611.18	$ -	
1260	Kenneth Mark Dychtwald & Madelyn Dychtwald	$ 7,395.18	$ -	
1280	Commercial Real Estate Service, a California partnership	$ 2,934.75	$ -	
1286	Amitai Schwartz, an individual	$ 3,200.00	$ -	
1290	Malcolm Roberts, an individual, dba Roberts & Co., CPAs	$ 13,050.52	$ -	
1425	Bishop Barry Drath, a California professional corporation	$ 54,853.64	$ 45,158.86	Seller agrees that the LOC is $45,158.86
1600	Carlson Quinn, Inc., a California corporation	$ 10,254.13	$ -	
1650/1655	Wiss, Janney, Elstner Associates, Inc., an Illinois corporation	$ 38,349.76	$ -

Exhibit D

Operating Agreements Schedule

(Attached)

OPERATING CONTRACTS SUMMARY
THE TOWERS AT EMERYVILLE

VENDOR	SERVICE TYPE	CONTRACT DATE	START DATE	TERMINATION DATE	CANCEL NOTICE
4 Paws Goose Control	Goose Control	8/9/2012	8/15/2012	MTM	30 days written notice
ABM Services Inc*	Janitorial	2/1/2012	2/1/2012	1/31/2015	30 days written notice
ABM Engineering Services*	Engineering Services	Orig - 6/1/2009 Am 1 - 4/26/10 Am 2 - 10/19/12 Am 3 - 1/1/13 Am 4 - 4/23/13 Am 5 - 8/29/13 Am 6 - 5/1/14 Am 7 - 8/21/14	6/1/2009	MTM	30 days written notice
ABM Electrical Power Solutions*	EV Charging Stations	9/4/2014	9/1/2014	9/30/2015	30 days written notice
Air Systems	Building Automation Maint. (BAM)	10/26/2012	11/01/12	MTM	30 days written notice
Automatic Controls Engineering Corporation	BMS Maintenance	4/2/2014	05/01/14	4/30/2015 MTM thereafter	30 days written notice
Angus Systems Group Inc.*	Work Order & Maintenance Software	2/1/2014	2/1/2014	1/31/2015	30 days written notice
Ara Mark Uniform Services	Gym Towel	8/6/2014	09/01/14	08/31/15	30 days written notice
Baker's Floor Care	Wood, Metal, Stone, Maintenance	3/19/2014	3/1/2014	2/28/15 MTM thereafter	30 days written notice
Caledonian Building Services, Inc	Window Washing	4/17/2013	4/22/2013	MTM	30 days written notice
Clark Pest Control	Pest Control	6/19/2013	8/1/2013	MTM	30 days written notice
Century Lighting	Exterior Lighting	6/25/2013	8/1/2013	MTM	30 days written notice
Chem-Aqua	Water Treatment	3/18/2011	3/20/2011	MTM	30 days written notice
City Leaf	Interior Landscape	8/4/2014	9/1/2014	8/31/2015	30 days written notice
ClubCare, Inc.	Fitness Equipment Maintenance	10/5/2012	10/9/2012	MTM	30 days written notice

OPERATING CONTRACTS SUMMARY
THE TOWERS AT EMERYVILLE

VENDOR	SERVICE TYPE	CONTRACT DATE	START DATE	TERMINATION DATE	CANCEL NOTICE
Coast Landscape Maintenance	Exterior Landscape	11/7/2012	12/1/2012	MTM	30 days written notice
Coast Landscape Maintenance	Exterior Landscape (Annual Color)	11/7/2012	12/1/2012	MTM	30 days written notice
Comcast Cable Communications Management, LLC	Business Class TV with 1 HD Receiver	1/4/2013	1/4/2013	1/3/2015 YTY thereafter	60 days
Electro-Motion Incorporated	Generator Maintenance	8/8/2014	6/1/2014	12/31/2014 MTM thereafter	30 days written notice
Imperial Parking (US) LLC	Parking Management Services	9/19/2013	10/1/2013	9/30/2016 MTM thereafter	30 days written notice
McNevin Cleaning Specialists, Inc.	Carpet Cleaning	8/22/2012	9/1/2012	MTM	30 days written notice
Pacific Coast Trane Service	Chiller Maintenance	2/21/2012	3/1/2012	MTM	30 days written notice
Pyro-Comm Systems, Inc.	Fire Life Safety Monitoring/Testing/Inspections	9/7/2012	9/7/2012	MTM	30 days written notice
RLH Fire Protection	Fire Life Sprinkler System Inspections	10/26/2012	11/1/2012	MTM	30 days written notice
Thermal Mechanical, Inc.	Boiler Maintenance	7/16/2013	8/1/2013	MTM	30 days written notice
Thyssenkrupp Elevator Corporation*	Elevator Maintenance	Orig - 10/1/2012 Am 1 - 9/10/13 Am 2 - 2/20/14 Am 3 - 8/7/14 Am 4 - 10/31/14	10/1/2012	9/30/2017	Automatically terminates upon sale or transfer
UPS Security*	Security	Orig - 5/1/12 Am 1 - 8/23/12 Am 2 - 2/1/13 Am 3 - 4/23/13 Am 4 - 10/31/13 Am 5 - 11/1/13 Am 6 - 7/15/14 Am 7 - 9/29/14	06/01/12	5/31/15 MTM thereafter	30 days written notice
Waste Management	Waste Removal	9/24/2013	10/1/2013	MTM	30 days written notice

*Contract cannot be assumed or transferred

Exhibit E-1

Tenants with Executed Leases

(Attached)

Executed

Tenant	Suite	RSF	Tenant Improvement	Leasing Commission	Total Free Rent	
TruTag Technologies	II-1035	2,605	Turnkey + replace ceiling tiles + new server closet*	$0	$30,218	commission fully paid
Foran Glennon Palanndeck Ponzi	III-900	10,382	Carpet, paint, repairs. LL complete by 11/30/14*	$0	$155,130	commission fully paid
C.L. Zuk & Associates	III-1203	1,433	$14,300	$0	$5,640	commission fully paid
Tanium	II-600	20,238	$75,000	$0	$123,452	commission fully paid
Wiss, Janney, Elster Associates, Inc.	III-1655	5,243	$0	$0	$0	commission fully paid

*Amount of TI to be approved and agreed to by Buyer and Seller no less than 2 business days prior to Closing, such approval not to be unreasonably withheld.

Exhibit E-2

Tenants with Unexecuted Leases

(Attached)

Not Executed

Tenant	Suite	RSF	Tenant Improvement	Leasing Commission	Total Free Rent
Moka5 (1)	II-340	4,318	$60,000	$25,908	$36,271
Gracenote	III-1450	7,685	$422,675	$30,740	$69,165

(1) or the actual cost of a replacement tenant prior to close.